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                                                                      Exhibit 24
                                POWER OF ATTORNEY

         Each director and/or officer of CheckFree Holdings Corporation (the "Corporation") whose signature appears below hereby appoints Peter J. Kight, Mark A. Johnson, and Curtis A. Loveland as the undersigned's attorneys or any of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended June 30, 1999, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

         IN WITNESS WHEREOF, we have hereunto set our hands this 20th day of September, 1999.



Signature                                    Title


   /s/Peter J. Kight                         Chairman of the Board of Directors
   -------------------------                 and Chief Executive Officer
   Peter J. Kight


    /s/Mark A. Johnson                       Vice Chairman
   -------------------------
     Mark A. Johnson


    /s/Allen L. Shulman                      Executive Vice President, Chief
   -------------------------                 Financial Officer and General
     Allen L. Shulman                        Counsel



    /s/Gary A. Luoma, Jr.                    Vice President, Chief Accounting
   -------------------------                 Officer and Assistant Secretary
     Gary A. Luoma, Jr.


    /s/William P. Boardman                   Director
   -------------------------
     William P. Boardman


    /s/George R. Manser                      Director
   -------------------------
     George R. Manser


    /s/Eugene F. Quinn                       Director
   -------------------------
     Eugene F. Quinn


    /s/Jeffrey M. Wilkins                    Director
   -------------------------
     Jeffrey M. Wilkins